Raymond James Institutional Investor Conference Speaker: R. Kevin Clinton President & CEO Date: March 2, 2004

Certain statements made by American Physicians Capital, Inc. during this presentation may constitute forward-looking statements within the meaning of the federal securities laws. When we use words such as "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. While we believe any forward-looking statements we have made are reasonable, they are subject to risks and uncertainties, and actual results could differ materially. These risks and uncertainties include, but are not limited to, the following: the potential inadequacy of our loss and loss adjustment expense reserves; a deterioration in the current accident year experience could result in a portion or all of our deferred policy acquisition costs not being recoverable, which would result in a charge to income; the continued adverse development related to the run-off of our personal and commercial business could result in additional unanticipated losses; we may be unable to collect the full amount of reinsurance recoverable from Gerling Global, a significant reinsurer, if their cash flow or surplus levels are inadequate to make claim payments, which could result in a future charge to income; we may experience an unanticipated increase in claims or other unforeseen costs associated with our exit from the health insurance line of business and run-off of workers' compensation claims, or in connection with our exit from other markets and lines of business, which could result in future charges to income; an adverse outcome in the putative shareholder class action lawsuits against us; liabilities could be imposed on us that exceed our policy limits and reserves; increased pressures on premium rates and our potential inability to obtain rate increases; our potential inability to obtain adequate and affordable reinsurance coverage from creditworthy reinsurers; adverse regulatory changes in certain states of operation; we could lose some or all of our relationships with medical associations; we could experience an interruption or change in our principal third-party distribution relationship; we could receive a further reduction in our A.M. Best Company rating; negative changes in financial market conditions; a downturn in general economic conditions, and any other factors listed or discussed in the reports filed by APCapital with the Securities and Exchange Commission, under the Securities Exchange Act of 1934. APCapital does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by law. Forward-Looking Statements

Company formed in 1975 Entered into workers' compensation in 1993 Expanded into Illinois in 1995 Expanded into Ohio (1996) and Florida (1998) Acquired Kentucky Medical Insurance Company in 1996 Merged with the New Mexico Physicians Mutual Liability Company in 1997 Exited Florida in December 2002 Recent reserve charges taken in 3Q01 and 3Q03 Exiting workers' compensation and health to focus on professional liability professional liability professional liability professional liability professional liability professional liability professional liability professional liability professional liability professional liability professional liability professional liability History of Company

19th largest U.S. medical professional liability carrier1 Provide coverage to approximately 11,000 physicians Headquartered in East Lansing, MI Marketing in 5 states --- focus on Midwest region Direct premiums written totaled $256.2 million for 2003 Assets totaled $1.1 billion at 12/31/03 NASDAQ:ACAP (IPO December 2000) Market cap $162 million2 1Source A.M. Best, based on 2002 direct premiums written 2As of February 20, 2004 Snapshot of APCapital

Focused Medical Professional Liability Company

28% 28% 18% 8% 5% 8% >1% >1% 1% >1% Distribution of 2003 Direct Premiums Written Began exiting Florida in December 2002 >1% Strong Midwest Base

Michigan (30% of Net Premiums Earned) 28 years of underwriting experience, home state Leading writer with 22% market share Controlled agency distribution Endorsed by Michigan State Medical Society Good tort reform in place since 1994 Illinois (25% of Net Premiums Earned) 2nd largest writer 9 years of underwriting experience Increased rates 164%* since 1/1/02 - additional rate increase planned for 4/1/04 #1 writer recently imposed moratorium on new IL business *Compounded Well Positioned in Marketplace

Ohio (16% of Net Premiums Earned) 4th largest writer 8 years of underwriting experience Increased rates 138%* since 1/1/02 Recently enacted tort reform with $350,000 cap on non-economic damages New Mexico (9% of Net Premiums Earned) Entered state through statutory merger in 1997 Leading writer with 53% market share Increased rates 53%* since 1/1/02 Direct distribution Endorsed by New Mexico State Medical Society State compensation fund - claims over $200,000 *Compounded Well Positioned in Marketplace

Kentucky (7% of Net Premiums Earned) 2nd largest writer with 13% of market share 8 years of underwriting experience Increased rates 67%* since 1/1/02 Controlled agency distribution * Compounded Well Positioned in Marketplace

Medical Professional Liability Underwriting Cycle

1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 East 2.61 2.77 2.11 1.81 1.36 0.73 0.6 0.61 0.66 0.75 0.86 1.09 0.99 1 1.16 1.22 1.27 1.4 1.48 1.57 1.55 1.34 1.162 Data as of 12/31/03 "Denial" "A glimmer of hope" "Who are they?" "I'll show them" "Panic" "Life is Good" ? "Life is Good" The Ten Stages of the Underwriting Cycle "Relief"

1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Calendar Year 1.54 1.59 1.67 1.55 1.45 1.23 1.24 1.23 1.21 1.23 1.19 1.09 0.91 1.06 0.97 0.95 1.11 1.16 1.09 1.06 1.6 1.23 1.44 Coverage Year 2.61 2.77 2.11 1.81 1.36 0.73 0.6 0.61 0.66 0.75 0.86 1.09 0.99 1 1.16 1.22 1.27 1.4 1.48 1.57 1.55 1.34 1.162 Calendar Year vs. Coverage Year Combined Ratio

Recent Events

Reported a net loss of $77.1 million or $9.03 per share for the third quarter as a result of A $43 million ($28 million, net of tax) reserve adjustment for professional liability reserves A $49.9 million charge to establish a deferred tax asset valuation allowance Reserve adjustment effected from prior years (1999-2002) and new markets Ohio - $16.4 million (discontinued occurrence policies) Florida - $16.0 million (exited state) Kentucky - $15.0 million (discontinued occurrence policies) 2003 Third Quarter Results

Grew quickly in new markets, particularly Florida and Ohio during 1998 through 2000 Market was soft, competition strong, pricing proved to be inadequate Severity was increasing Took time to recognize trends in new markets Why it Happened

Net income of $102,000, or $0.01 per share Operating income of $533,000, or $0.06 per share Pre-tax income of $6.1 million in medical professional liability No adverse reserve development Reported 96.5% accident year loss ratio in 2003 for medical professional liability, down 9.6% points from 106.1% in 2002 Number of claims reported decreased 31% to 531 in 4Q03 from 770 in 4Q02 4th Quarter 2003 Results

Strong management team Company is focused on professional liability Significant rate increases Focusing on stringent underwriting practices Aggressive claims management Exit unprofitable markets - Florida and Nevada Key Components of our Business Plan

1998 1999 2000 2001 2002 2003* 2004** East -0.025 0.065 0.07 0.125 0.28 0.3 0.24 *Excludes Florida ** Estimate Aggressively Raising Rates

Exited unprofitable markets Discontinued writing certain high-risk specialties Lowered maximum policy limits from $10 million to maximum of $2 million; average limit is under $1 million Ceased writing occurrence policies, except in MI, NM and IN Implemented unique communication risk assessment program in targeted markets Risk management visits Stringent Underwriting

Strategy --- vigorously defend all non-meritorious claims Won 89% of cases that went to trial in 2003 Closed 73% of non-trial cases with no indemnity payment in 2003 Experienced claims staff with an average of 14 years handling claims Deliver quality claims service Claims Defense --- survey results reflect 96% of policyholders had excellent/good experience Aggressive Claims Management

Announced plans to exit workers' compensation line of business Began process of non-renewing business, will begin non- renewing all policies after June 30, 2004 In discussions on a loss portfolio transfer on $60.6 million of net reserves Direct premiums written (DPW) totaled $37.3 million in 2003, 15% of total DPW Announced plans to exit health program Will begin non-renewing all policies after June 30, 2004 DPW totaled $23.2 million in 2003, 9% of total DPW Exiting Lines of Business

1998 1999 2000 2001 2002 2003 # In-force policies 10019 11735 12018 12263 11845 10440 Average Premium $ Per Policy 8926 9502 9636 11038 13420 16300 Controlled Growth

Yes! All indicators show experience is improving Underwriting actions are taking hold Reported claim count down 31% 4Q03 vs 4Q02 Pricing is up Medical professional liability net premiums earned up 6.8% year over year (despite exiting Florida) A significant improvement in the accident year loss ratio from 2001 to 2003 Is the Business Plan Working

1Q '02 2Q '02 3Q '02 4Q '02 1Q '03 2Q '03 3Q '03 4Q '03 East 774 747 729 770 718 696 633 531 Reported Claim Count by Quarter

1Q '02 2Q '02 3Q '02 4Q '02 1Q '03 2Q '03 3Q '03 4Q '03 East 26757 28719 33612 34151 34701 32461 38279 37835 Net Premiums Earned by Quarter Excluding Florida

1Q '02 2Q '02 3Q '02 4Q '02 1Q '03 2Q '03 3Q '03 4Q '03 East 40731 46479 58045 51432 57168 55020 67393 80670 Average Reported Claim Net Premiums Earned Per Reported Claim - Excluding Florida

Assumes 100% policy retention and no additional new business. All 2004 rate increases in major states filed or decided upon except Ohio. We assumed a 20% rate increase in Ohio for 2004. increase in Ohio for 2004. increase in Ohio for 2004. increase in Ohio for 2004. increase in Ohio for 2004. Rate Increases "In the Pipeline"

Hard market conditions not seen since the mid to late 1980's Successfully executed SCW Agency contract Maintain captive agent status in Michigan Five year agreement, renews automatically Effects of B+ A.M. Best Rating New business strong in desired markets Retention strong Agents positive Competitive Position

Underwriting cycle turning We have identified and aggressively addressed our problems New management team Turnaround over past two years Positive trends Why Invest in APCapital

Attractive valuation --- trading at 80% of book value 9/30/2001 12/31/2001 3/30/2002 6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 2/20/2004 Book Value 31.24 29.98 29.46 30.99 33.45 32.24 32.26 33.24 24.16 23.87 Price 20.77 21.75 19.5 18.46 16.86 18.81 21.2 24.48 27.67 18.4 19.2 Why Invest in APCapital

Questions